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Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Kosta N. Kartsotis, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Fossil, Inc. on Form 10-K for the fiscal year ended January 3, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on 10-K fairly presents in all material respects the financial condition and results of operations of Fossil, Inc.

Date: March 18, 2004	By: /s/ Kosta N. Kartsotis Name: Kosta N. Kartsotis Title: Director, President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Fossil, Inc. and will be maintained by Fossil, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002